UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                               September 18, 2000


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)



     Louisiana                          0-22992                   72-1106167
State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)


           8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809
             (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c).  Exhibits.

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

99.1     Press  Release  dated  September  18,  2000 -  Entergy  and  Shaw  Sign
         Definitive  Agreement  to  Create  Premier  Engineering,   Procurement,
         Construction and Power Plant Commissioning Company.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SHAW GROUP INC.
                                            (Registrant)

Date:      September 19, 2000           By: /s/ Gary P. Graphia
                                        ----------------------------------------
                                        Gary P. Graphia
                                        Secretary
                                           and General Counsel

                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                               September 18, 2000


    Exhibit Number                    Description                       Page No.
    --------------                    -----------                       --------

         99.1 Press Release dated September 18, 2000 - Entergy and Shaw Sign Definitive Agreement To Create Premier Engineering, Procurement, Construction and Power Plant Commissioning Company